EXHIBIT 10.2


                       Addendum to Consulting Agreement


      This Addendum ("ADDENDUM") is made this 15th day of February, 2001, to the Consulting Agreement ("AGREEMENT") between Daniel Smith ("CONSULTANT") and Tessa Complete Health Care, Inc. ("TESSA") dated January 23, 2001, hereinafter collectively referred to as the PARTIES.

      Whereas the PARTIES desire to make this ADDENDUM to the AGREEMENT and hereby agree to the terms of this ADDENDUM as follows:

      1. Additional Compensation of Consultant - In consideration of the performance of additional consulting and advisory services relating to the restructuring and reorganization of TESSA, CONSULTANT is hereby granted the right to purchase from TESSA shares of common stock at a price per share of $ .04. . The maximum amount of common stock that CONSULTANT may purchase under this ADDENDUM shall be 12,500,000 shares.

      2. Restricted Securities - CONSULTANT understands that the shares of common stock to be issued pursuant to Paragraph 1 herein are characterized as "restricted securities" under the Securities Act of 1933. Consequently the transferability and resale of the common stock will be limited. Consultant understands that any certificate evidencing the shares of common stock to be issued hereunder will bear a legend in substantially the following form:

           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED WITHOUT A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT AND UNDER ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

      3. S-8 Registration Statement - TESSA shall take all corporate action necessary to reserve for issuance a sufficient number of shares of its common stock for delivery to CONSULTANT pursuant to Paragraph 1 hereunder. Immediately upon execution of this ADDENDUM, TESSA shall file a registration statement on Form S-8 (or any successor forms) with respect to no less than 12,500,000 shares of TESSA common stock and shall use its reasonable commercial efforts to maintain the effectiveness of such registration statement or registration statements for so long as any shares of common stock are earned by consultant hereunder.

           IN WITNESS WHEREOF, the parties have executed this ADDENDUM on the day and year first above written.




      TESSA COMPLETE HEALTH CARE, INC.   CONSULTANT



      s/s Robert C. Flippin                        s/s Daniel Smith
      ---------------------                        ----------------
      By: Robert C. Flippin                        Daniel Smith

      Title: President & Chief Executive Officer